Hibernia Corporation

Building For The Future

Herb Boydstun, CEO

KBW Regional Bank Conference March 3, 2005

Forward-Looking Statements and Non-GAAP Financial Information

Statements in this presentation that are not historical facts should be considered forward-looking statements with respect to Hibernia. Forward-looking statements of this type speak only as of the date of this report. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, unforeseen local, regional, national or global events, economic conditions, asset quality, interest rates, loan demand, changes in business or consumer spending, borrowing or savings habits, deposit growth, adequacy of the reserve for loan losses, competition, stock price volatility, government monetary policy, anticipated expense levels, changes in laws and regulations, the level of success of the Company’s asset/liability management strategies as well as its marketing, product development, sales and other strategies, the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and other accounting standard setters, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, unexpected costs or issues in its expansion or acquisition plans and changes in the assumptions used in making the forward-looking statements could cause actual results to differ materially from those contemplated by the forward-looking statements and could impact Hibernia’s ability to achieve the goals described in its mission statement. Hibernia undertakes no obligation to update or revise forward-looking statements to reflect subsequent circumstances, events or information or for any other reason.

This presentation includes the use of some non-GAAP numbers. Management believes this information will help investors better understand the company’s Texas de novo program, and the impact of the Coastal merger. Reconciling tables can be found in this presentation, the company’s 4Q04 financial tables and in an appendix to this presentation.

Working To Achieve Our Mission

Continue to be Louisiana’s first choice as a trusted financial resource By 2007 have at least 25% of our deposits in Texas Grow earnings 8-10% annually

Louisiana’s Leader, Growing In Texas

316 Locations (at 12/31/04) 198 locations in Louisiana 105 locations in Texas 13 non-branch locations Plan to add approximately 20 Texas de novo locations in 2005

Source: Y-merge.com & internal reports

Grow Earnings 8% to 10% Annually $1.11

+28% $1.42

+10% $1.56

+5% $1.64

+13% $1.86

2000 2001 2002 2003 2004

Earnings per common share assuming dilution 2000 and 2001 excludes amortization of goodwill

2004: Continued Progress In Achieving Mission

Core operating fundamentals remain strong Rate environment and mortgage banking presented some significant challenges

Exited correspondent lending and sold mortgage servicing (mitigating earnings volatility)

Improved sales culture Balance sheet strength Well-reserved and capitalized

Maintained leading market share in Louisiana Texas Expansion Continued

Coastal acquisition Opened 12 new offices

Net loss related to the de novo program for commercial and retail offices totaled approximately $.05 per diluted share after-tax in 2004*

*See 4Q04 financial tables or appendix for reconciling table.

Strong, Growing Balance Sheet: Diversified Loan Mix

Loans $15.7B: increased 7%* from a year ago, up 1% from 9/30/04 Expect similar loan growth in 2005

*Adjusted for estimated impact of Coastal. Coastal added approximately $2.0B in loans at merger date. See 4Q04 financial tables for reconciling table.

2004: Loan Mix

Small Business 21%

Commercial 25%

Other Consumer 4%

Indirect 15%

Residential Mtg 35%

December 31, 2004

2003: Loan Mix

Small Business 21%

Commercial 25%

Other Consumer 5%

Indirect 17%

Residential Mtg 32%

December 31, 2003

Improved Credit Performance

2001 2002 2003 2004

NPA ratio .69% .54% .53% .49%

Reserves/ 276% 388% 384% 350%

NPLs

Net ..62% .56% .50% .34%

charge-

offs

Reserves/ 1.74% 1.85% 1.66% 1.45%

Loans

Loan Loss Provision $120.7 $97.3 $80.6 $60.1 $48.3

2000 2001 2002 2003 2004

Dollars in millions

Strong, Growing Balance Sheet: Focus On Low-Cost Deposit Growth

Deposits $17.4B: increased 11%* from a year ago, up 4% from 9/30/04 Expect approximately 8% growth in 2005

*Adjusted for estimated impact of Coastal. Coastal added approximately $1.7B in deposits at merger date. See 4Q04 financial tables for reconciling table.

2004: Deposit Mix

PF CDs 5%

DDA 20%

CDs 25%

Euros 4%

NOW/MM/ Savings 46%

2004 Average Balances

2003: Deposit Mix

PF CDs 6%

CDs 23%

DDA 21%

Euros 4%

NOW/MM/ Savings 46%

2003 Average Balances

2005: Another Challenging Rate Environment

Net Interest Margin

4.27%

4.17%

4.00%

3.90%

3.90%

4Q03 1Q04 2Q04 3Q04 4Q04

Earning assets continued to reprice in low rate environment Expect flat NIM in 2005 Passed through a lot of Fed increase in 3Q04 Expect flattening yield curve (2005 Plan rate assumptions)

FF rate 2.25% to 3.50% 10-yrT 4.42% to 4.94%

Improving Fees/Revenue

Quarterly fee growth slowed in 4Q04

Began waiving debit card annual fee

Uncertainty about rates impacted brokerage annuity sales Seasonality in service charges Trend towards payment of treasury services by balances instead of fees

Fees as a percent of revenue

28%

31%

31%

34%

35%

2000 2001 2002 2003 2004

Fees/Revenue

Continuing To Refine Sales Culture

4 3 2 1 0

2.14

2.98

2.87

3.14

2002 Avg 2003 Avg Jun-04 2004 Avg

Core Cross-Sell Ratio

8 7

6 5

4 3

2 1 0

5.67

6.19

6.30

6.78

2002 Avg 2003 Avg Jun-04 2004 Avg

Sales per banker per day

Coastal included in tracking beginning May 2004.

Definitions adjusted as sales metrics reporting refined and new products added.

Source: Internal Reports

Successfully Transporting A Culture –Southeast TX

Southeast Texas region (SETX) includes branches acquired from Coastal, de novo offices and Beaumont branches

Operational conversion of Coastal successfully completed mid-June Sales training completed in September

SETX Core Cross-Sell Ratio

Source: Internal Reports

2.37

2.92

3.50

3.86

4.08

4.05

July August September October November December

2004

Coastal included in tracking beginning May 2004.

Definitions adjusted as sales metrics reporting refined and new products added.

Source: Internal Reports

Successfully Transporting A Culture –Southeast TX

December 2004 retail sales results:

SETX region tied for 1st place in overall sales rankings, up from last place in August SETX branches rank among top-performing sales branches company-wide

SETX Value of Products Sold per Banker per Day

Source: Internal Reports $33.58 $41.38 $47.92 $52.75 $54.74 $53.66

July August September October November December

2004

Coastal included in tracking beginning May 2004.

Definitions adjusted as sales metrics reporting refined and new products added.

Source: Internal Reports

Stock Still Remains Discounted Compared To Peers

Stock price up 26% from $23.51 at 12/31/03 to $29.51 at 12/31/04 Compared to 12/31/03, HIB, ranked in the top 10, (7) in stock performance for 2004* YTD 2005 stock price down 12%

(at 2/25/05)

PE ratio still discounted to peers

18 16 14 12 10 8

17.36

15.34

12.97

15.26

16.58

12.26

13.18

12.04

14.16

15.7

14.32

12.74

12/00 12/01 12/02 12/03 12/04 2/25/05

*Based on actuals and First Call estimates

Hib Peer Avg

* Stock performance among small, mid and large cap banks and thrifts.

Careful, Cautious, Conservative

Well-positioned to capitalize on growth opportunities Maintain strong asset quality Compete effectively against banks in our markets (mergers) Improving sales & service culture

Better cross-sales, more quality referrals, retention

Consistent, quality earnings Texas expansion

Continue de novo expansion Coastal merger opportunities

Explore additional acquisition opportunities

Continue working to build value for shareholders, customers

Investing For The Future

Cost of Texas De Novo Expansion

Board approved $100 million for Texas expansion in 2002 Board approved additional $150 million in 2004 Texas branches cost approximately $3.5 million each Original projected breakeven of 30 months, expect to do better Expect Texas de novo expense impact in 2005 to approximate $.07-$.08 per share as program is accelerated*

*See appendix for reconciling table.

Hibernia Corporation

Building For The Future: Texas Expansion Update

John Laing, EVP

KBW Regional Bank Conference March 3, 2005

Expanding Texas Presence

Current Texas Market Presence

Number of locations: 108 (at 2/28/05)

De Novo Openings - 12 new branches opened in 2004 Total de novo openings: 18 Expect to build approximately 20 branches in 2005

Half in Dallas, half in Houston

At end of de novo expansion we will have built approximately 70 offices including:

(30) – Dallas-Fort Worth (20) – Houston (10) – Austin

What We Are Building: Texas De Novo Branch Design

5,000 or 7,000 sq. ft offices

Approximate cost $3.5 million per office Staffed with retail, mortgage and small business bankers

Where Are We Building in Dallas?

Expansion focused in North DFW

Existing offices and offices under construction (2/22/05)

Where Are We Building in Houston?

Expansion focused 270 around the city of Houston

Existing offices and offices under construction (2/22/05)

Texas De Novo Expansion: Attracting Retail and SBB Loans

190,000 170,000 150,000 130,000 110,000 90,000 70,000 50,000 30,000 10,000

Total Retail & SBB Loans

4 Branches

4 Branches

4 Branches

4 Branches

5 Branches

7 Branches

8 Branches

8 Branches

9 Branches

10 Branches

10 Branches

10 Branches

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $s in 000’s

Actual

Plan

2004 data

Reflects offices open for at least one full month. Period-end balances.

Source: Internal Reports

Texas De Novo Expansion: Attracting Retail and SBB Loans

2,500 2,000 1,500 1,000 500 0

# of Loans

Total Retail & SBB Loans

4 Branches

4 Branches

4 Branches

4 Branches

5 Branches

7 Branches

8 Branches

8 Branches

9 Branches

10 Branches

10 Branches

10 Branches

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

2004 data

Actual

Plan

Reflects offices open for at least one full month. Period-end balances.

Source: Internal Reports

Texas De Novo Expansion: Attracting Retail and SBB Deposits

140,000 120,000 100,000 80,000 60,000 40,000 20,000 0

Total Retail & SBB Deposits

4 Branches

4 Branches

4 Branches

4 Branches

5 Branches

7 Branches

8 Branches

8 Branches

9 Branches

10 Branches

10 Branches

10 Branches

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $s in 000’s

Actual

Plan

2004 data

Source: Internal Reports

Reflects offices open for at least one full month. Period-end balances.

Texas De Novo Expansion: Attracting Retail and SBB Deposits

# of Deposits

16,000 14,000 12,000 10,000 8,000 6,000 4,000 2,000 0

Total Retail & SBB Deposits

4 Branches

4 Branches

4 Branches

4 Branches

7 Branches

8 Branches

9 Branches

10 Branches

10 Branches

10 Branches

8 Branches

5 Branches

Jan Feb Mar A pr May Jun Jul A ug Sep Oct Nov Dec

Actual

Plan

2004 data

Reflects offices open for at least one full month. Period-end balances.

Source: Internal Reports

Hibernia vs. Competitors De Novo Growth (Dallas)

Dallas Market - Allen Branch (Collin County)

Name	Address	In-Store?	City	County	Branch Open Date	# of Months Reported	Deposits June 2004*	Deposits June 2003	Deposits June 2002	$$ Avg. Deposit Growth Per Month
Hibernia Nat'l Bank	1219 W. McDermott Drive		Allen	Collin	12/15/03	12.5	$ 14,976	$ -	$ -	$ 1,198
Grand Total						114.0	$ 78,542	$ 15,342	$ 6,902	
					Avg. Competitor Deposit Growth Per month (excluding HNB)					$ 533

Dallas Market - South Plano (Collin County)

Name	Address	In-Store?	City	County	Branch Open Date	# of Months Reported	Deposits June 2004*	Deposits June 2003	Deposits June 2002	$$ Avg. Deposit Growth Per Month
Hibernia Nat'l Bank	437 Coit Rd.		Plano	Collin	01/05/04	12.0	$ 18,235	$ -	$ -	$ 1,520
Grand Total						65.0	$ 93,543	$ 45,560	$ 137	
					Avg. Competitor Deposit Growth Per month (excluding HNB)					$ 1,421

Dallas Market - Spring Creek (Collin County)

Name	Address	In-Store?	City	County	Branch Open Date	# of Months Reported	Deposits June 2004*	Deposits June 2003	Deposits June 2002	$$ Avg. Deposit Growth Per Month
Hibernia Nat'l Bank*	4000 W. Springcreek Pkway		Plano	Collin	05/03/04	8.0	$ 18,187	$ -	$ -	$ 2,273
Grand Total						92.0	$ 45,839	$ 12,887	$ 186	
					Avg. Competitor Deposit Growth Per month (excluding HNB)					$ 329

Competition includes branches opened between July 1, 2001 and June 30, 2004
Competitor deposits as of June 30, 2004
HNB deposits as of December 31, 2004

Source: www.fdic.gov

Hibernia vs. Competitors De Novo Growth (Houston)

Houston Market - Missouri City (Fort Bend County)

$$ Avg.

Branch # of Deposits Deposits Deposits Deposit

Open Months June June June Growth Per

Name Address In-Store? City County Date Reported 2004* 2003 2002 Month

Hibernia Nat’l Bank 5819 Hwy 6 South Missouri City Fort Bend 12/15/03 12.5 $ 11,822 $ 946

Grand Total 42.5 $ 27,070 $ 6,092 $ 140

Avg. Competitor Deposit Growth Per month (excluding HNB) $ 508

Houston Market - Royal Oaks (Harris County)

$$ Avg.

Branch # of Deposits Deposits Deposits Deposit

Open Months June June June Growth Per

Name Address In-Store? City County Date Reported 2004* 2003 2002 Month

Hibernia Nat’l Bank 11697 Westheimer Houston Harris 06/21/04 6.0 $ 27,466 $ - $ - $ 4,578

Grand Total 72.5 $ 79,660 $ 32,190 $ 10,360

Avg. Competitor Deposit Growth Per month (excluding HNB) $ 785

Competition includes branches opened between July 1, 2001 and June 30, 2004 Competitor deposits as of June 30, 2004

HNB deposits as of December 31, 2004 Source: www.fdic.gov

Transporting A Culture – DFW

Dallas-Fort Worth region (DFW) includes de novo offices only Trade area ranked 1st each month during 2004

Core Cross-Sell Ratio

4.68

3.97

4.37

4.37

March June September December

2004

Value of Products Sold Per Banker/Day $67.11 $57.90 $70.28 $68.32

March June September December

2004

Definitions adjusted as sales metrics reporting refined and new products added.

Source: Internal Reports

Why We Will Succeed

People

Hiring Testing

Nitch - Between National and Independent

Community-based service Expanded product line Where we get our customers

Large bank customers Small bank customers New market

It’s about execution

Appendix: Non-GAAP Reconciliation Tables

RECONCILIATION OF SELECTED NON-GAAP FINANCIAL INFORMATION

PERIOD-END BALANCES December 31, 2004 Adjusted

($ in millions) Adjusted to December 31, 2004

December 31 December 31 Coastal at Exclude to December 31, 2003

2004 2003 CHANGE Legal Merger* Coastal CHANGE

Loans $15,719.2 $12,883.0 22% $1,957.8 $13,761.4 7%

Deposits $17,378.9 $14,159.5 23% $1,695.9 $15,683.0 11%

*Coastal Bancorp, Inc. balances at legal merger date 5/13/04.

NET LOSS RELATED TO TEXAS DE NOVO BRANCHES

($s in thousands except for per share data)

Year ended

December 31, 2004

Net interest income after assumed provision and funding costs $8,103

Noninterest income 2,404

Noninterest expense 21,502

Loss before income taxes (10,995)

Income tax benefit (3,848)

Net loss related to Texas de novo branches ($ 7,147)

Net loss related to Texas de novo branches per common share ($ 0.05)

Net loss related to Texas de novo branches per common share—assuming dilutio ($ 0.05)

2005

Range of Estimates

$ 22,000 $ 20,000

8,000 8,000

47,000 48,000

(17,000) (20,000)

(6,000) (7,000)

($ 11,000) ($ 13,000)

($ 0.07) ($ 0.08)

($ 0.07) ($ 0.08)